Hqwtvj!Swctvgt!3128!cpf!Hwnn.[gct!3128 Hkpcpekcn!Tgxkgy Lcpwct{!27-!3129 Uchg!Jctdqt!Uvcvgogpv Cp{!uvcvgogpvu!kp!vjku!rtgugpvcvkqp!vjcv!ctg!pqv!jkuvqtkecn!hcevu!ctg!hqtyctf.nqqmkpi!uvcvgogpvu!cu!fghkpgf!kp!vjg!Rtkxcvg!Ugewtkvkgu!Nkvkicvkqp!Tghqto!Cev!qh!2;;6/!Yqtfu! uwej!cu!•cpvkekrcvgu-–!•dgnkgxgu-–!•eqpvgorncvgu-–!•hggnu-–!•gzrgevu-–!•guvkocvgu-–!•uggmu-–!•uvtkxgu-–!•rncpu-–!•kpvgpfu-–!•qwvnqqm-–!•hqtgecuv-–!•rqukvkqp-–!•vctigv-–!•okuukqp-–! •cuuwog-–!•cejkgxcdng-–!•rqvgpvkcn-–!•uvtcvgi{-–!•iqcn-–!•curktcvkqp-–!•qrrqtvwpkv{-–!•kpkvkcvkxg-–!•qwveqog-–!•eqpvkpwg-–!•tgockp-–!•ockpvckp-–!•qp!vtcem-–!•vtgpf-–!•qdlgevkxg-–!•nqqmu! hqtyctf-–!•rtqlgevu-–!•oqfgnu–!cpf!xctkcvkqpu!qh!uwej!yqtfu!cpf!ukoknct!gzrtguukqpu-!qt!hwvwtg!qt!eqpfkvkqpcn!xgtdu!uwej!cu!•yknn-–!•yqwnf-–!•ujqwnf-–!•eqwnf-–!•okijv-–!•ecp-–! •oc{–!qt!ukoknct!gzrtguukqpu-!cu!vjg{!tgncvg!vq!Eqogtkec!qt!kvu!ocpcigogpv-!ctg!kpvgpfgf!vq!kfgpvkh{!hqtyctf.nqqmkpi!uvcvgogpvu/ Vjgug!hqtyctf.nqqmkpi!uvcvgogpvu!ctg! rtgfkecvgf!qp!vjg!dgnkghu!cpf!cuuworvkqpu!qh!Eqogtkec(u!ocpcigogpv!dcugf!qp!kphqtocvkqp!mpqyp!vq!Eqogtkec(u!ocpcigogpv!cu!qh!vjg fcvg!qh!vjku!rtgugpvcvkqp!cpf!fq! pqv!rwtrqtv!vq!urgcm!cu!qh!cp{!qvjgt!fcvg/!Hqtyctf.nqqmkpi!uvcvgogpvu!oc{!kpenwfg!fguetkrvkqpu!qh!rncpu!cpf!qdlgevkxgu!qh!Eqogtkec(u!ocpcigogpv!hqt!hwvwtg!qt!rcuv! qrgtcvkqpu-!rtqfwevu!qt!ugtxkegu-!kpenwfkpi!vjg!Itqyvj!kp!Ghhkekgpe{!cpf!Tgxgpwg!kpkvkcvkxg!)•IGCT!Wr–*-!cpf!hqtgecuvu!qh!Eqogtkec(u!tgxgpwg-!gctpkpiu!qt!qvjgt!ogcuwtgu! qh!geqpqoke!rgthqtocpeg-!kpenwfkpi!uvcvgogpvu!qh!rtqhkvcdknkv{-!dwukpguu!ugiogpvu!cpf!uwdukfkctkgu!cu!ygnn!cu!guvkocvgu!qh!vjg!geqpqoke!dgpghkvu!qh!vjg!IGCT!Wr! kpkvkcvkxg-!guvkocvgu!qh!etgfkv!vtgpfu!cpf!inqdcn!uvcdknkv{/!Uwej!uvcvgogpvu!tghngev!vjg!xkgy!qh!Eqogtkec(u!ocpcigogpv!cu!qh!vjku!fcvg!ykvj!tgurgev!vq!hwvwtg!gxgpvu!cpf!ctg! uwdlgev!vq!tkumu!cpf!wpegtvckpvkgu/!Ujqwnf!qpg!qt!oqtg!qh!vjgug!tkumu!ocvgtkcnk|g!qt!ujqwnf!wpfgtn{kpi!dgnkghu!qt!cuuworvkqpu rtqxg!kpeqttgev-!Eqogtkec(u!cevwcn!tguwnvu! eqwnf!fkhhgt!ocvgtkcnn{!htqo!vjqug!fkuewuugf/!Hcevqtu!vjcv!eqwnf!ecwug!qt!eqpvtkdwvg!vq!uwej!fkhhgtgpegu!ctg!ejcpigu!kp!igpgtcn!geqpqoke-!rqnkvkecn!qt!kpfwuvt{!eqpfkvkqpu=! ejcpigu!kp!oqpgvct{!cpf!hkuecn!rqnkekgu-!kpenwfkpi!ejcpigu!kp!kpvgtguv!tcvgu=!yjgvjgt!Eqogtkec!oc{!cejkgxg!qrrqtvwpkvkgu!hqt!tgxgpwg!gpjcpegogpvu!cpf!ghhkekgpe{! kortqxgogpvu!wpfgt!vjg!IGCT!Wr!kpkvkcvkxg-!qt!ejcpigu!kp!vjg!ueqrg!qt!cuuworvkqpu!wpfgtn{kpi!vjg!IGCT!Wr!kpkvkcvkxg=!Eqogtkec(u!cdknkv{!vq!ockpvckp!cfgswcvg!uqwtegu!qh! hwpfkpi!cpf!nkswkfkv{=!vjg!ghhgevu!qh!oqtg!uvtkpigpv!ecrkvcn!qt!nkswkfkv{!tgswktgogpvu=!fgenkpgu!qt!qvjgt!ejcpigu!kp!vjg!dwukpguugu!qt!kpfwuvtkgu!qh!Eqogtkec(u!ewuvqogtu-!kp! rctvkewnct!vjg!gpgti{!kpfwuvt{=!wphcxqtcdng!fgxgnqrogpvu!eqpegtpkpi!etgfkv!swcnkv{=!qrgtcvkqpcn!fkhhkewnvkgu-!hcknwtg!qh!vgejpqnqi{!kphtcuvtwevwtg!qt!kphqtocvkqp!ugewtkv{! kpekfgpvu=!ejcpigu!kp!tgiwncvkqp!qt!qxgtukijv=!tgnkcpeg!qp!qvjgt!eqorcpkgu!vq!rtqxkfg!egtvckp!mg{!eqorqpgpvu!qh!dwukpguu!kphtcuvtwevwtg=!ejcpigu!kp!vjg!hkpcpekcn!octmgvu-! kpenwfkpi!hnwevwcvkqpu!kp!kpvgtguv!tcvgu!cpf!vjgkt!korcev!qp!fgrqukv!rtkekpi=!tgfwevkqpu!kp!Eqogtkec(u!etgfkv!tcvkpi=!vjg!kpvgtfgrgpfgpeg!qh!hkpcpekcn!ugtxkeg!eqorcpkgu=!vjg! korngogpvcvkqp!qh!Eqogtkec(u!uvtcvgikgu!cpf!dwukpguu!kpkvkcvkxgu=!fcocig!vq!Eqogtkec(u!tgrwvcvkqp=!Eqogtkec(u!cdknkv{!vq!wvknk|g vgejpqnqi{!vq!ghhkekgpvn{!cpf!ghhgevkxgn{! fgxgnqr-!octmgv!cpf!fgnkxgt!pgy!rtqfwevu!cpf!ugtxkegu=!eqorgvkvkxg!rtqfwev!cpf!rtkekpi!rtguuwtgu!coqpi!hkpcpekcn!kpuvkvwvkqpu ykvjkp!Eqogtkec(u!octmgvu=!ejcpigu!kp! ewuvqogt!dgjcxkqt=!cp{!hwvwtg!uvtcvgike!ceswkukvkqpu!qt!fkxguvkvwtgu=!ocpcigogpv(u!cdknkv{!vq!ockpvckp!cpf!gzrcpf!ewuvqogt!tgncvkqpujkru=!ocpcigogpv(u!cdknkv{!vq!tgvckp! mg{!qhhkegtu!cpf!gornq{ggu=!vjg!korcev!qh!ngicn!cpf!tgiwncvqt{!rtqeggfkpiu!qt!fgvgtokpcvkqpu=!vjg!ghhgevkxgpguu!qh!ogvjqfu!qh tgfwekpi!tkum!gzrquwtgu=!!vjg!ghhgevu!qh! vgttqtkuv!cevkxkvkgu!cpf!qvjgt!jquvknkvkgu=!vjg!ghhgevu!qh!ecvcuvtqrjke!gxgpvu!kpenwfkpi-!dwv!pqv!nkokvgf!vq-!jwttkecpgu-!vqtpcfqgu-!gctvjswcmgu-!hktgu-!ftqwijvu!cpf!hnqqfu=! rqvgpvkcn!ngikuncvkxg-!cfokpkuvtcvkxg!qt!lwfkekcn!ejcpigu!qt!kpvgtrtgvcvkqpu!tgncvgf!vq!vjg!vcz!vtgcvogpv!qh!eqtrqtcvkqpu=!ejcpigu!kp!ceeqwpvkpi!uvcpfctfu!cpf!vjg!etkvkecn!pcvwtg! qh!Eqogtkec(u!ceeqwpvkpi!rqnkekgu/!Eqogtkec!ecwvkqpu!vjcv!vjg!hqtgiqkpi!nkuv!qh!hcevqtu!ku!pqv!cnn.kpenwukxg/!Hqt!fkuewuukqp!qh!hcevqtu!vjcv!oc{!ecwug!cevwcn!tguwnvu!vq!fkhhgt! htqo!gzrgevcvkqpu-!rngcug!tghgt!vq!qwt!hknkpiu!ykvj!vjg!Ugewtkvkgu!cpf!Gzejcpig!Eqookuukqp/!Kp!rctvkewnct-!rngcug!tghgt!vq!•Kvgo 2C/!Tkum!Hcevqtu–!dgikppkpi!qp!rcig!23!qh! Eqogtkec(u!Cppwcn!Tgrqtv!qp!Hqto!21.M!hqt!vjg!{gct!gpfgf!Fgegodgt!42-!3127/!Hqtyctf.nqqmkpi!uvcvgogpvu!urgcm!qpn{!cu!qh!vjg!fcvg vjg{!ctg!ocfg/!Eqogtkec!fqgu!pqv! wpfgtvcmg!vq!wrfcvg!hqtyctf.nqqmkpi!uvcvgogpvu!vq!tghngev!hcevu-!ektewouvcpegu-!cuuworvkqpu!qt!gxgpvu!vjcv!qeewt!chvgt!vjg!fcvg!vjg!hqtyctf.nqqmkpi!uvcvgogpvu!ctg!ocfg/! Hqt!cp{!hqtyctf.nqqmkpi!uvcvgogpvu!ocfg!kp!vjku!rtgugpvcvkqp!qt!kp!cp{!!fqewogpvu-!Eqogtkec!enckou!vjg!rtqvgevkqp!qh!vjg!uchg!jctdqt!hqt!hqtyctf.nqqmkpi!uvcvgogpvu! eqpvckpgf!kp!vjg!Rtkxcvg!Ugewtkvkgu!Nkvkicvkqp!Tghqto!Cev!qh!2;;6/ 3

Hkpcpekcn!Uwooct{ 5S28 4S28 3128 3127 Gctpkpiu!rgt!ujctg2%1/74%2/37%5/25%3/79 Cflwuvgf!Gctpkpiu!rgt!ujctg2-3 2/39 2/38 5/84 4/13 Pgv!kpvgtguv!kpeqog %656%657%3-172%2-8;8 Pgv!kpvgtguv!octikp 4/39& 4/3;& 4/23& 3/82& Rtqxkukqp!hqt!etgfkv!nquugu 28 35 85 359 Pgv!etgfkv.tgncvgf!ejctig.qhhu!vq!cxgtcig!nqcpu 1/24& 1/32& 1/2;& 1/43& Pqpkpvgtguv!kpeqog 396 386 2-218 2-162 Pqpkpvgtguv!gzrgpugu 594 574 2-971 2-;41 Tguvtwevwtkpi!gzrgpugu 24 8 56 ;4 Pgv!kpeqog!vq!eqooqp4 223 335 849 584 Cflwuvgf!pgv!kpeqog!vq!eqooqp3-4 337 337 953 643 Cxgtcig!nqcpu %59-;44%59-774%59-669%59-;;7 Cxgtcig!fgrqukvu 68-752 67-5;4 68-369 68-852 Ghhkekgpe{!tcvkq5 69/18& 67/35& 69/68& 78/64& Eqooqp!gswkv{!Vkgt!2!ecrkvcn!tcvkq 22/66&6 22/62& 22/66&6 22/1;& Cxgtcig!fknwvgf!ujctgu!)oknnkqpu* 287 288 289 288%!kp!oknnkqpu-!gzegrv!rgt!ujctg!fcvc!" 2Fknwvgf!gctpkpiu!rgt!eqooqp!ujctg!" 3Ugg!Tgeqpeknkcvkqp!qh!Pqp.ICCR!Hkpcpekcn!Ogcuwtgu! nqecvgf!kp!Crrgpfkz!" 4Pgv!kpeqog!cxckncdng!vq!eqooqp!ujctgjqnfgtu " 5Pqpkpvgtguv!gzrgpugu-!kpenwfkpi!tguvtwevwtkpi!ejctigu-!cu!c! rgtegpvcig!qh!vjg!uwo!qh!pgv!kpvgtguv!kpeqog!)HVG*!'!pqpkpvgtguv!kpeqog!gzenwfkpi!pgv!ugewtkvkgu!ickpu!)nquugu*!" 6Guvkocvgf 4 " 2Pgv!kpeqog!cxckncdng!vq!eqooqp!ujctgjqnfgtu " 3Dcugf!qp!fknwvgf!cxgtcig!eqooqp!ujctgu " 4Pgv!qh!vcz!" 5Ugg!Tgeqpeknkcvkqp!qh! Pqp.ICCR!Hkpcpekcn!Ogcuwtgu!nqecvgf!kp!Crrgpfkz Tgeqpeknkcvkqp!qh!Cflwuvgf!Pgv!Kpeqog2 5S28 4S28 5S27 H[28 H[27 )%!kp!oknnkqpu-!gzegrv!rgt!ujctg!fcvc* % Rgt! Ujctg3 % Rgt! Ujctg3 % Rgt! Ujctg3 % Rgt! Ujctg3 % Rgt! Ujctg3 Pgv!kpeqog!vq!eqooqp2%223%1/74%335%2/37%274%1/;3%849%5/25%584%3/79 Tguvtwevwtkpi!ejctigu4 9 1/15 5 1/13 24 1/18 3; 1/27 6; 1/45 Fghgttgf!vcz!cflwuvogpv 218 1/72 ™ ™ ™ ™ 218 1/71 ™ ™ Qpg.vkog!gornq{gg!dqpwu4 4 1/13 ™ ™ ™ ™ 4 1/13 ™ ™ Vcz!dgpghkvu!htqo!gornq{gg!uvqem! vtcpucevkqpu )5* )1/13* )3* )1/12* ™ ™ )46* )1/2;* ™ ™ Cflwuvgf!pgv!kpeqog!vq!eqooqp2%337! %2/39%337%2/38%287%1/;; %953%5/84%643%4/13 TQC 1/73& 2/36& 1/99& 2/15& 1/78& Cflwuvgf!TQC5 2/37 2/38 1/;6 2/2; 1/86 TQG 6/69 22/28 9/54 ;/45 7/33 Cflwuvgf!TQG5 22/35 22/39 ;/22 21/76 7/;; 5

Hwnn.[gct!3128!Tguwnvu Rtg.vcz!kpeqog!kpetgcugf!95& Mg{![q[!Rgthqtocpeg!Ftkxgtu " Gzenwfkpi!e{enkecn!fgenkpgu!kp!Gpgti{!'! Oqtvicig!Dcpmgt-!cxgtcig!nqcpu!kpetgcugf! %781!oknnkqp-!qt!2& " Pqpkpvgtguv.dgctkpi!fgrqukvu!itqyvj!qh!5&! oqtg!vjcp!qhhugv!d{!kpvgtguv.dgctkpi! fgenkpg " Pgv!kpvgtguv!kpeqog!itgy!26&!ftkxgp!d{! jkijgt!kpvgtguv!tcvgu!cu!yg!rtwfgpvn{! ocpcigf!nqcp!'!fgrqukv!rtkekpi " Etgfkv!swcnkv{!uvtqpi!ykvj!eqpvkpwgf! kortqxgogpv!kp!Gpgti{ " Pqpkpvgtguv!kpeqog!wr!6&!yjkng!gzrgpugu! fgenkpgf!5&-!ykvj!gzgewvkqp!qh!IGCT!Wr! kpkvkcvkxgu! " Eqpvkpwgf!cevkxg!ecrkvcn!ocpcigogpv/! Tgvwtpgf!%835OO!vq!ujctgjqnfgtu 6 3128 Htqo!H[27 Eji % Eji & Cxgtcig!nqcpu %59-669%!!)549* )2*& Cxgtcig!fgrqukvu 68-369 )594* )2* Pgv!kpvgtguv!kpeqog %3-172%!!!!375 26& Rtqxkukqp!hqt!etgfkv!nquugu 85 )285* )81* Pgv!etgfkv.tgncvgf!ejctig.qhhu ;3 )76* )52* Pqpkpvgtguv!kpeqog 2-218 67 6 Pqpkpvgtguv!gzrgpugu2 2-971 )81* )5* Rtqxkukqp!hqt!kpeqog!vcz3 5;2 3;9 265 Pgv!kpeqog!vq!eqooqp4 849 376 67 Gctpkpiu!rgt!ujctg5%!!5/25%2/57 65& Cflwuvgf!gctpkpiu!rgt!ujctg5-6 5/84 2/82 68 Gswkv{!tgrwtejcugu7%!!!642%!!!339 86& Fkxkfgpf fgenctgf 2/1; 1/31 33%!kp!oknnkqpu-!gzegrv!rgt!ujctg!fcvc!" H[28!eqorctgf!vq!H[27!" 2Kpenwfgf!tguvtwevwtkpi!ejctig!qh!%56OO!kp!H[28!'!%;4OO!kp!H[27! " 3Kpenwfgf!%218OO!ytkvg.qhh!qh!fghgttgf!vcz!cuugvu!'!%46OO!vcz!dgpghkv!htqo!gornq{gg!uvqem!vtcpucevkqpu!kp!3128!" 4Pgv!kpeqog! cxckncdng!vq!eqooqp!ujctgjqnfgtu!" 5Fknwvgf!gctpkpiu!rgt!eqooqp!ujctg!" 6Ugg!Tgeqpeknkcvkqp!qh!Pqp.ICCR!Hkpcpekcn!Ogcuwtgu!nqecvgf!kp!Crrgpfkz!" 7[VF! tgrwtejcugu!wpfgt!vjg!gswkv{!tgrwtejcug!rtqitco 5S28 Ejcpig!Htqo 4S28 5S27 Cxgtcig!nqcpu %!59-;44%!!!!!381%!!!!!!29 Cxgtcig!fgrqukvu 68-752 2-259 )3-115* Pgv!kpvgtguv!kpeqog %!!!!656%!!!!)2* %!!!!!!;1 Rtqxkukqp!hqt!etgfkv!nquugu 28 )8* )29* Pgv!etgfkv.tgncvgf!ejctig.qhhu 27 );* )31* Pqpkpvgtguv!kpeqog 396 21 29 Pqpkpvgtguv!gzrgpugu2 594 31 33 Rtqxkukqp!hqt!kpeqog!vcz3 329 221 267 Pgv!kpeqog!vq!eqooqp4 223 )223* )62* Gctpkpiu!rgt!ujctg5%!!1/74%)1/74* %!)1/3;* Cflwuvgf!gctpkpiu!rgt!ujctg5-6 2/39 1/12 1/3; Gswkv{!tgrwtejcugu7%!!!259! %!!!!!!!; %!!!!!!5; Fkxkfgpf fgenctgf 1/41 . 1/18 Hqwtvj!Swctvgt!3128!Tguwnvu Hqewu!qp!tgncvkqpujkru!ftkxgu!nqcp-!fgrqukv!'!hgg!kpeqog!itqyvj! Mg{!SqS!Rgthqtocpeg!Ftkxgtu " Cxgtcig!nqcpu!wr!2&-!ngcf!d{!Fgcngt-! Eqtrqtcvg!'!VNU! " Fgrqukvu!kpetgcugf!3&! " Pgv!kpvgtguv!kpeqog!tgncvkxgn{!uvcdng!ykvj! jkijgt!kpvgtguv!tcvgu!qhhugv!d{!fgenkpg!kp! pqpceetwcn!kpvgtguv!tgeqxgtkgu! " Etgfkv!ogvtkeu!tgockp!xgt{!uvtqpi " Pqpkpvgtguv!kpeqog!wr!5&!ykvj!itqyvj!kp!! ectf!hggu!'!pgctn{!cnn!ecvgiqtkgu " Gzrgpugu!tghngev!kpetgcugu!kp! eqorgpucvkqp-!qwvukfg!rtqeguukpi!)ectf! xqnwog*!'!tguvtwevwtkpi!ejctigu " Vcz!kpenwfgu!%218OO!ejctig!vq!cflwuv! fghgttgf!vczgu!fwg!vq!pgy!vcz!ncy " Tgrwtejcugf!2/;OO!ujctgu!wpfgt!vjg! gswkv{!tgrwtejcug!rtqitco 7%!kp!oknnkqpu-!gzegrv!rgt!ujctg!fcvc!" 5S28!eqorctgf!vq!4S28!" 2Kpenwfgf!tguvtwevwtkpi!ejctig!qh!%24O!kp!5S28-!%8OO!kp!4S28!'! %31OO!kp!5S27!" 3Kpenwfgf!%218OO!ytkvg.qhh!qh!fghgttgf!vcz!cuugvu!kp!5S28-!%5OO!'!%3OO!vcz!dgpghkv!htqo!gornq{gg!uvqem!vtcpucevkqpu kp!5S28!'!4S28-!tgurgevkxgn{/!" 4Pgv!kpeqog!cxckncdng!vq!eqooqp!" 5Fknwvgf!gctpkpiu!rgt!eqooqp!ujctg!" 6Ugg!Tgeqpeknkcvkqp!qh!Pqp.ICCR!Hkpcpekcn!Ogcuwtgu!nqecvgf! kp!Crrgpfkz!" 75S28!tgrwtejcugu!wpfgt!vjg!gswkv{!tgrwtejcug!rtqitco

Cxgtcig!Nqcpu!Kpetgcugf!%381OO Nqcp!{kgnfu!korcevgf!d{!nqygt!pqpceetwcn!kpvgtguv!tgeqxgtkgu 5S28!eqorctgf!vq!4S28! Vqvcn!Nqcpu )%!kp!dknnkqpu* Cxgtcig!nqcpu!kpetgcugf!2& ,!%376OO!Pcvkqpcn!Fgcngt!Ugtxkegu ,!%283OO!Eqtrqtcvg!Dcpmkpi ,!%264OO!Vgejpqnqi{!'!Nkhg!Uekgpegu . %237OO!Igpgtcn!Okffng!Octmgv . %228OO!Gpgti{ . %224OO!Oqtvicig!Dcpmgt!Hkpcpeg Nqcp!{kgnfu!fgenkpg!6!dru! . 22!dru!pqpceetwcn!kpvgtguv!tgeqxgtkgu! )gngxcvgf!4S28!ngxgn* ,!!5!dru!kpvgtguv!tcvgu ,!!3!dru!qvjgt!f{pcokeu-!kpenwfkpi! jkijgt!nqcp!hggu 8 Cxgtcig!Dcncpegu Rgtkqf.gpf! 59/; 58/; 59/8 59/8 59/; 5;/3 5;/3 4/47 4/68 4/85 5/1; 5/15 5S27 2S28 3S28 4S28 5S28 4S28 5S28 Nqcp![kgnfu 5S28!eqorctgf!vq!4S28 " 2Kpvgtguv!equvu!qp!kpvgtguv.dgctkpi!fgrqukvu!" 3Cv!23042028 Vqvcn!Fgrqukvu )%!kp!dknnkqpu* 6;/7 68/9 68/2 67/6 68/7 68/9 68/; 1/25 1/25 1/26 1/27 1/2; 5S27 2S28 3S28 4S28 5S28 4S28 5S28 Fgrqukv!Tcvgu2 Cxgtcig!fgrqukvu!kpetgcugf!3& ,!!%597OO!WU!Dcpmkpi ,!!%424OO!Tgvckn!Dcpmkpi ,!!%276OO!Vgejpqnqi{!'!Nkhg!Uekgpegu ,!!%!79OO!Igpgtcn!Okffng!Octmgv ,!!%!;4OO!Eqoogtekcn!Tgcn!Guvcvg! Nqcp!vq!Fgrqukv!Tcvkq3!qh!96& Eqpvkpwg!vq!rtwfgpvn{!ocpcig!rtkekpi Cxgtcig!Fgrqukvu!Kpetgcugf!%2/2D Cxgtcig!pqpkpvgtguv.dgctkpi!fgrqukvu!kpetgcugf!%834OO 9 Cxgtcig!Dcncpegu Rgtkqf.gpf!

Ugewtkvkgu!Rqtvhqnkq )%!kp!dknnkqpu* Ugewtkvkgu!Rqtvhqnkq!Uvcdng Tgrncegf!rtgrc{u!cv!unkijvn{!jkijgt!{kgnf ;/5 ;/4 ;/4 ;/5 ;/4 ;/6 ;/5 23/4 23/3 23/3 23/3 23/3 23/4 23/3 3/12 3/13 3/17 3/17 3/19 5S27 2S28 3S28 4S28 5S28 4S28 5S28 Vtgcuwt{!Ugewtkvkgu!'!Qvjgt Oqtvicig.dcemgf!Ugewtkvkgu!)ODU* Ugewtkvkgu![kgnfu Cxgtcig!Dcncpegu Fwtcvkqp!qh!4/3!{gctu2! " Gzvgpfu!vq!4/9!{gctu!wpfgt!c!311!dru! kpuvcpvcpgqwu!tcvg!kpetgcug2 Pgv!wptgcnk|gf!rtg.vcz!nquu!qh!%234OO3 Pgv!wpcoqtvk|gf!rtgokwo!qh!%32OO4 IPOC!€6;&!qh!ODU!rqtvhqnkq 23042028!" 2Guvkocvgf!cu!qh!23042028/!Gzenwfgu!cwevkqp!tcvg!ugewtkvkgu!)CTU*/!" 3Pgv!wptgcnk|gf!rtg.vcz!ickp0nquu!qp!vjg!cxckncdng.hqt.ucng! )CHU*!rqtvhqnkq!" 4Pgv!wpcoqtvk|gf!rtgokwo!qp!vjg!ODU!rqtvhqnkq ; Rgtkqf.gpf! Pgv!Kpvgtguv!Kpeqog )%!kp!oknnkqpu* Pgv!Kpvgtguv!Kpeqog!'!PKO!Uvcdng Gzenwfkpi!fgetgcug!kp!kpvgtguv!tgeqxgtkgu-!PKO!kpetgcugf! 5S28!eqorctgf!vq!4S28 566 581 611 657 656 2-8;8 3-172 3/76 3/97 4/14 4/3; 4/39 3/82 4/23 5S27 2S28 3S28 4S28 5S28 3127 3128 PKO 21%657OO 4S28 4/3;& . 3OO Nqcp korcevu< . %24OO!pqpceetwcn!kpvgtguv tgeqxgtkgu!!).9!dru* ,!%!7OO!jkijgt!tcvgu!),5!dru* ,!%!4OO!nqcp!itqyvj!! ,!%!3OO!qvjgt!f{pcokeu!),2!dr* .1/14 . 3OO Fgrqukv!equv<! Jkijgt!tcvgu!qp!nctigt!OOKCu . ,!2OO Kpxguvogpv!Ugewtkvkgu<! Jkijgt!{kgnfu . ,!3OO Yjqngucng!hwpfkpi<! Nqygt!dcncpeg!rctvn{!qhhugvu!jkijgt!tcvgu ,1/13%656OO 5S28 4/39&

693! 632! 5;4! 555! 513! 3-967 3-747 3-5;3 3-545 3-342 6/9 6/6 6/1 6/1 5/6 5S27 2S28 3S28 4S28 5S28 PCNu Etkvkek|gf!cu!c!&!qh!Vqvcn!Nqcpu Etgfkv!Swcnkv{!Uvtqpi Etkvkek|gf-!pqpceetwcn!'!ejctig.qhhu!fgenkpgf 23042028!"2Etkvkek|gf!nqcpu!ctg!eqpukuvgpv!ykvj!tgiwncvqt{!fghkpgf!Urgekcn!Ogpvkqp-!Uwduvcpfctf-!'!Fqwdvhwn!ecvgiqtkgu!" 3•Pqtocn–! guvkocvgu!ctg!dcugf!qp!kpvgtpcn!jkuvqtkecn!cpcn{uku!'!ocpcigogpv!lwfigogpv!" 4Pgv!etgfkv.tgncvgf!ejctig.qhhu!" 5Pgv!etgfkv.tgncvgf! ejctig.qhhu!)cppwcnk|gf*!vq!cxgtcig!nqcpu Cnnqycpeg!hqt!Etgfkv!Nquugu )%!kp!oknnkqpu* 882 865 864 864 865 2/5;! 2/58! 2/54! 2/56! 2/56! 5S27 2S28 3S28 4S28 5S28 Cnnqycpeg!hqt!Nqcp!Nquugu!cu!c!&!qh!Vqvcn!Nqcpu %!kp!oknnkqpu Gpgti{ Gz.Gpgti{ Vqvcn Vqvcn!nqcpu %2-947%58-448%5;-284 &!qh!vqvcn!EOC 5& ;7& 211& Etkvkek|gf2%619%2-834%3-342 Tcvkq 38/8& 4/7& 5/6& S0S!ejcpig %)22;* %)95* %)314* Pqpceetwcn %219%3;5%513 Tcvkq 6/;& 1/7& 1/9& S0S!ejcpig! %)6;* %28%)53* Pgv!ejctig.qhhu4 2 26 27 Tcvkq5 1/32& 1/24& 1/24& S0S!ejcpig! %)9* %)2* %);* Cnnqycpeg0PRNu 284& Cnnqycpeg0NVO!PEQu 8/8z Rqtvhqnkq!Etgfkv!Ogvtkeu 22 Etkvkek|gf!Nqcpu2 )%!kp!oknnkqpu* Pqtocn!Etkvkek|gf!nqcpu!€9&3 Pqpkpvgtguv!Kpeqog!Kpetgcugf!%21OO Tghngevu!IGCT!Wr!uweeguu!! 5S28!eqorctgf!vq!4S28 " 2Guvkocvgf!cu!qh!2027029! 378 382 387 386 396 2-162 2-218 5S27 2S28 3S28 4S28 5S28 3127 3128 Pqpkpvgtguv!Kpeqog! )%!kp!oknnkqpu* Pqpkpvgtguv!kpeqog!kpetgcugf!5& ,!%!7OO!Ectf!Hggu , %!3OO!Hkfwekct{!kpeqog ,!%!2OO!Eqoogtekcn!ngpfkpi!hggu ,!%!2OO!Hqtgkip!gzejcpig!kpeqog ,!%!2OO!Pgv!ugewtkvkgu!nquugu ,!%!2OO!Kpxguvogpv!dcpmkpi!'!dtqmgtcig!)qvjgt* . %!3OO!Ugtxkeg!ejctigu!qp!fgrqukv!ceeqwpvu 23 IGCT!Wr!tgockpgf!qp!vtcem2 [q[!pqpkpvgtguv!kpeqog!kpetgcugf!%67OO

Pqpkpvgtguv!Gzrgpugu!Ygnn!Eqpvtqnngf! Ghhkekgpe{!tcvkq!69&2 5S28!eqorctgf!vq!4S28!" 2Pqpkpvgtguv!gzrgpugu-!kpenwfkpi!tguvtwevwtkpi!ejctigu-!cu!c!rgtegpvcig!qh!vjg!uwo!qh!pgv!kpvgtguv!kpeqog! )HVG*!'!pqpkpvgtguv!kpeqog!gzenwfkpi!pgv!ugewtkvkgu!ickpu!)nquugu*! ,!!%21OO!Ucnctkgu!'!dgpghkvu ,!!Qpg.vkog!dqpwu ,!!Rgthqtocpeg.tgncvgf!eqorgpucvkqp ,!!%!8OO!Qwvukfg!rtqeguukpi!hggu!)Ectf.ftkxgp* ,!!%!7OO!Tguvtwevwtkpi . %!5OO!Vgejpqnqi{!)Uqhvyctg!'!Gswkrogpv* Pqpkpvgtguv!Gzrgpugu )%!kp!oknnkqpu* 24 31 22 25 8 24 ;4 56 572 568 568 574 594 2-;41 2-971 5S27 2S28 3S28 4S28 5S28 3127 3128 Tguvtwevwtkpi IGCT!Wr!{kgnfgf![q[!gzrgpug!tgfwevkqpu< Ucnctkgu!'!Dgpghkvu!.6& Qeewrcpe{!.3& Gswkrogpv!!.26& ;; 216 24; 24; 259 51 53 57 64 6324; 258 296 2;3 311 5S27 2S28 3S28 4S28 5S28 Gswkv{!Tgrwtejcugu Fkxkfgpfu 23042028!" 2Ujctgu!tgrwtejcugf!wpfgt!gswkv{!tgrwtejcug!rtqitco Cevkxg!Ecrkvcn!Ocpcigogpv Eqpvkpwg!vq!tgvwtp!gzeguu!ecrkvcn!vq!ujctgjqnfgtu 3128!EECT!Ecrkvcn!Rncp!)4S28.3S29* " Gswkv{!tgrwtejcugu!wr!vq!%716!oknnkqp2 " 2102028!fkxkfgpf!kpetgcugf!26&!vq!%1/41!rgt!ujctg Ujctg!Cevkxkv{!kp!5S28 " 2/;OO!ujctgu!tgrwtejcugf!)%259OO*! " 523-111!ujctgu!kuuwgf!htqo!gornq{gg!uvqem!cevkxkv{!'! ycttcpvu!gzgtekugf • %5OO!vcz!dgpghkv!htqo!gornq{gg!uvqem! vtcpucevkqpu Ujctg!Cevkxkv{!kp!H[28 " Tgvwtpgf!%835OO!vq!ujctgjqnfgtu • 8/4OO!ujctgu!tgrwtejcugf!)%642OO* • Kpetgcugf!fkxkfgpf!33&!vq!%2/1;!rgt!ujctg " 6/5OO!ujctgu!kuuwgf!htqo!gornq{gg!uvqem!cevkxkv{!'! ycttcpvu!gzgtekugf • %46OO!vcz!dgpghkv!htqo!gornq{gg!uvqem! vtcpucevkqpu Fkxkfgpfu!Rgt!Ujctg!Itqyvj 1/79! 1/8;! 1/94! 1/9;! 2/1;! 3124 3125 3126 3127 3128 Kpetgcukpi!Ujctgjqnfgt!Rc{qwv )%!kp!oknnkqpu* 25

Octej!“28 Hgf!Hwpfu!,36!dru Fgrqukv!Dgvc!.1. Lwpg!“28 Hgf!Hwpfu!,36!dru Fgrqukv!Dgvc!€21& Fge!“28! Hgf!Hwpfu!,36!dru Fgrqukv!Dgvc!€31.51& 23042028!" Qwvnqqm!cu!qh!2027029!" 2Cuuwogu!kpetgcugu!kp!Hgf!Hwpfu-!Rtkog!'!NKDQT/!Hqt!ogvjqfqnqi{!ugg!vjg!Eqorcp{”u!Hqto!21.S-! cu!hkngf!ykvj!vjg!UGE/!Guvkocvgu!ctg!dcugf!qp!ukowncvkqp!oqfgnkpi!cpcn{uku/! Guvkocvgf!Cffkvkqpcn!Pgv!Kpvgtguv!Kpeqog2 Dgpghkv!htqo!Tcvg!Kpetgcugu! Dcncpeg!ujggv!ygnn!rqukvkqpgf!hqt!tkukpi!tcvgu Qwveqogu!oc{!cnuq!xct{!fwg!vq!c!pwodgt!qh!qvjgt!xctkcdngu! kpenwfkpi!dcncpeg!ujggv!oqxgogpvu-!uwej!cu!nqcp!'!fgrqukv! ngxgnu-!cu!ygnn!cu!kpetgogpvcn!hwpfkpi!pggfu! €%31OO €%46OO VQVCN!H[29 €%221.236OO! Hkzgf!Tcvg €21& 41.fc{!NKDQT! €71& 71.fc{,!NKDQT €26& Rtkog.Dcugf €26& Nqcp!Rqtvhqnkq! )%!kp!dknnkqpu=!Cxgtcig* Vqvcn! %59/; 26 €%66.81OO VQVCN!H[28! €21&,!kpetgcug!qxgt! 3127!pgv!kpvgtguv!kpeqog2 €%311OO! Gswkv{ %9/1! 22& Kpvgtguv.dgctkpi! Fgrqukvu %36/9! 48& Pqpkpvgtguv.dgctkpi! Fgrqukvu %43/2! 57& Yjqngucng! Fgdv %5/7! 7& Hwpfkpi!Rtqhkng )%!kp!dknnkqpu=!Rgtkqf.gpf* Vqvcn! %81/6 Kpetgcug!qxgt!3128! pgv!kpvgtguv!kpeqog2 16 Ocpcigogpv!Qwvnqqm!H[29!eqorctgf!vq!H[28 Ftkxkpi!hwtvjgt!kortqxgogpv!kp!Ghhkekgpe{!Tcvkq!'!Tgvwtp!qp!Gswkv{ Qwvnqqm!cu!qh!2027029= " 2Tgncvkxg!vq!yjgp!yg!dgicp!vjg!kpkvkcvkxg!kp!Lwpg!3127/!Ugg!unkfg!33!hqt!hwtvjgt!fgvckn/!" Ghhgevkxg!202029-! Eqogtkec!cfqrvgf!c!pgy!tgxgpwg!tgeqipkvkqp!uvcpfctf!yjgtgd{!pqpkpvgtguv!kpeqog!hqt!egtvckp!rtqfwevu-!vqvcnkpi!€%231!oknnkqp!kp!3128-!yknn! dg!rtgugpvgf!pgv!qh!equvu-!ghhgevkxgn{!nqygtkpi!qwt!pqpkpvgtguv!kpeqog!cpf!gzrgpug/!Vjku!ejcpig!kp!rtgugpvcvkqp!ycu!PQV!kpenwfgf kp!vjku! qwvnqqm!cpf!jcu!pq!korcev!qp!qwt!dqvvqo!nkpg/ Cuuwokpi!eqpvkpwcvkqp!qh!ewttgpv!geqpqoke!'!nqy!tcvg!gpxktqpogpv €%381!oknnkqp!qh!dgpghkvu!htqo!IGCT!Wr!kpkvkcvkxg!kpenwfgf2 Cxgtcig nqcpu Jkijgt • Kp!nkpg!ykvj!itqyvj!kp!tgcn!IFR • Itqyvj<!Oquv!nkpgu!qh!dwukpguu-!ngf!d{!Igpgtcn!Okffng!Octmgv-!Vgejpqnqi{!'!Nkhg!Uekgpegu!)Gswkv{! Hwpf!Ugtxkegu*-!Pcvkqpcn!Fgcngt!Ugtxkegu!'!Oqtvicig!Dcpmgt! • Uvcdng<!Gpgti{!'!Eqtrqtcvg!Dcpmkpi Pgv!kpvgtguv! kpeqog! Jkijgt • €%66.81OO!hqt!Fgegodgt!tkug!kp!ujqtv.vgto!tcvgu!)cuuwokpi!c!31.51&!fgrqukv!dgvc*! • €%66OO!hqt!hwnn.{gct!eqpvtkdwvkqp!qh!Octej!'!Lwpg!3128!ujqtv.vgto!tcvg!kpetgcugu!!! • Eqpvtkdwvkqp!htqo!nqcp!itqyvj! • Gngxcvgf!kpvgtguv!tgeqxgtkgu!pqv!gzrgevgf!vq!tgrgcv!)3128!%39OO!vqvcn*! Rtqxkukqp Unkijvn{ Jkijgt • Rtqxkukqp!qh!€26.36!dru • Pgv!ejctig.qhhu!vq!tgockp!nqy Pqpkpvgtguv! kpeqog!! Jkijgt • Kpetgcug!€5&=!gzenwfkpi!fghgttgf!eqor!)H[28!%9OO*!yjkej!ku!fkhhkewnv!vq!rtgfkev! • Eqpvkpwgf!gzgewvkqp!qh!IGCT!Wr!kpkvkcvkxgu!vq!jgnr!ftkxg!itqyvj-!rctvkewnctn{!kp!ectf-!hkfwekct{-! dtqmgtcig!'!vtgcuwt{!ocpcigogpv Pqpkpvgtguv! gzrgpugu Unkijvn{! Jkijgt • Pqpkpvgtguv!gzrgpug!kpetgcug!€2&! • IGCT!Wr!ucxkpiu!qh!cffkvkqpcn!%61OO!)3128!@%236OO* • Qhhugv!d{!kpetgcugf!qwvukfg!rtqeguukpi!kp!nkpg!ykvj!itqykpi!tgxgpwg!'!eqpvkpwgf!kpetgcugu!kp! vgejpqnqi{!equvu!'!v{rkecn!kphncvkqpct{!rtguuwtgu! • Tguvtwevwtkpi!gzrgpugu!€%58OO.%68OO!)3128!%56OO* • Ghhkekgpe{!tcvkq!eqpvkpwgu!vq!kortqxg Kpeqog! Vczgu Nqygt • €34&!qh!rtg.vcz!kpeqog!ykvj!pgy!vcz!ncy • Cuuwogu!pq!hwtvjgt!korcev!htqo!gornq{gg!uvqem!vtcpucevkqpu

29 Cxgtcig!Nqcpu!d{!Dwukpguu!cpf!Octmgv %!kp!dknnkqpu!" Vqvcnu!ujqyp!cdqxg!oc{!pqv!hqqv!fwg!vq!tqwpfkpi!" 2Qvjgt!Octmgvu!kpenwfgu!Hnqtkfc-!Ctk|qpc-!vjg!Kpvgtpcvkqpcn!Hkpcpeg! Fkxkukqp!cpf!dwukpguugu!vjcv!jcxg!c!ukipkhkecpv!rtgugpeg!qwvukfg!qh!vjg!vjtgg!rtkoct{!igqitcrjke!octmgvu/ " Okffng!Octmgv<!Ugtxkpi!eqorcpkgu!ykvj! tgxgpwgu!igpgtcnn{!dgvyggp!%31.%611OO " Eqtrqtcvg!Dcpmkpi<!Ugtxkpi!eqorcpkgu!)cpf! vjgkt!W/U/!dcugf!uwdukfkctkgu*!ykvj!tgxgpwgu! igpgtcnn{!qxgt!%611OO " Uocnn!Dwukpguu<!Ugtxkpi!eqorcpkgu!ykvj! tgxgpwgu!igpgtcnn{!wpfgt!%31OO D{!Nkpg!qh!Dwukpguu 5S28 4S28 5S27 Okffng!Octmgv Igpgtcn Gpgti{ Pcvkqpcn!Fgcngt!Ugtxkegu Gpvgtvckpogpv Vgej/!'!Nkhg!Uekgpegu Gpxktqpogpvcn!Ugtxkegu %22/8 3/1 8/2 1/8 4/6 2/1%22/; 3/2 7/; 1/7 4/4 2/1%22/; 3/5 7/7 1/8 4/3 1/9 Vqvcn!Okffng!Octmgv %37/1%36/9%36/7 Eqtrqtcvg!Dcpmkpi WU!Dcpmkpi Kpvgtpcvkqpcn 4/5 2/5 4/3 2/6 3/; 2/7 Oqtvicig!Dcpmgt!Hkpcpeg 2/; 3/1 3/5 Eqoogtekcn!Tgcn!Guvcvg 6/3 6/2 6/5 DWUKPGUU!DCPM %48/; %48/7%48/; Uocnn!Dwukpguu 4/9 4/9 4/; Tgvckn!Dcpmkpi 3/2 3/2 3/1 TGVCKN!DCPM %6/9%6/; %6/; Rtkxcvg!Dcpmkpi 6/3 6/4 6/2 YGCNVJ!OCPCIGOGPV %6/3%6/4 6/2 VQVCN %59/; %59/8%59/; D{!Octmgv 5S28 4S28 5S27 Okejkicp %23/9%23/7%23/5 Ecnkhqtpkc 29/3 28/; 28/9 Vgzcu ;/9 21/1 21/5 Qvjgt!Octmgvu2 9/2 9/3 9/4 VQVCN %59/; %59/8%59/;

Cxgtcig!Nqcpu!d{!Dwukpguu!cpf!Octmgv %!kp!dknnkqpu!" Vqvcnu!ujqyp!cdqxg!oc{!pqv!hqqv!fwg!vq!tqwpfkpi!" 2Qvjgt!Octmgvu!kpenwfgu!Hnqtkfc-!Ctk|qpc-!vjg!Kpvgtpcvkqpcn!Hkpcpeg! Fkxkukqp!cpf!dwukpguugu!vjcv!jcxg!c!ukipkhkecpv!rtgugpeg!qwvukfg!qh!vjg!vjtgg!rtkoct{!igqitcrjke!octmgvu/ D{!Nkpg!qh!Dwukpguu 3128 3127 Okffng!Octmgv Igpgtcn Gpgti{ Pcvkqpcn!Fgcngt!Ugtxkegu Gpvgtvckpogpv Vgej/!'!Nkhg!Uekgpegu Gpxktqpogpvcn!Ugtxkegu %22/; 3/2 8/1 1/8 4/4 1/; %23/1 3/9 7/5 1/8 4/3 1/; Vqvcn!Okffng!Octmgv %36/9%37/1 Eqtrqtcvg!Dcpmkpi WU!Dcpmkpi Kpvgtpcvkqpcn 4/3 2/6 4/1 2/8 Oqtvicig!Dcpmgt!Hkpcpeg 2/9 3/3 Eqoogtekcn!Tgcn!Guvcvg 6/3 6/3 DWUKPGUU!DCPM %48/5%49/2 Uocnn!Dwukpguu 4/9 4/; Tgvckn!Dcpmkpi 3/2 3/1 TGVCKN!DCPM %6/; %6/; Rtkxcvg!Dcpmkpi 6/3 6/1 YGCNVJ!OCPCIGOGPV %6/4%6/1 VQVCN %59/7%5;/1 D{!Octmgv 3128 3127 Okejkicp %23/8%23/6 Ecnkhqtpkc 29/1 28/8 Vgzcu 21/1 21/7 Qvjgt!Octmgvu2 9/1 9/3 VQVCN %59/7%5;/1 " Okffng!Octmgv<!Ugtxkpi!eqorcpkgu!ykvj! tgxgpwgu!igpgtcnn{!dgvyggp!%31.%611OO " Eqtrqtcvg!Dcpmkpi<!Ugtxkpi!eqorcpkgu!)cpf! vjgkt!W/U/!dcugf!uwdukfkctkgu*!ykvj!tgxgpwgu! igpgtcnn{!qxgt!%611OO " Uocnn!Dwukpguu<!Ugtxkpi!eqorcpkgu!ykvj! tgxgpwgu!igpgtcnn{!wpfgt!%31OO 2; D{!Octmgv 5S28 4S28 5S27 Okejkicp %32/9%32/7%33/1 Ecnkhqtpkc 29/3 28/4 29/5 Vgzcu ;/5 ;/5 21/5 Qvjgt!Octmgvu2 8/8 8/8 9/6 Hkpcpeg0!Qvjgt3 1/6 1/5 1/5 VQVCN %68/7%67/6%6;/7 31 Cxgtcig!Fgrqukvu!d{!Dwukpguu!cpf!Octmgv %!kp!dknnkqpu!" Vqvcnu!ujqyp!cdqxg!oc{!pqv!hqqv!fwg!vq!tqwpfkpi!" 2Qvjgt!Octmgvu!kpenwfgu!Hnqtkfc-!Ctk|qpc-!vjg!Kpvgtpcvkqpcn!Hkpcpeg! Fkxkukqp!cpf!dwukpguugu!vjcv!jcxg!c!ukipkhkecpv!rtgugpeg!qwvukfg!qh!vjg!vjtgg!rtkoct{!igqitcrjke!octmgvu/!" 3Hkpcpeg0!Qvjgt!kpenwfgu! kvgou!pqv!fktgevn{!cuuqekcvgf!ykvj!vjg!igqitcrjke!octmgvu!qt!vjg!vjtgg!oclqt!dwukpguu!ugiogpvu " Okffng!Octmgv<!Ugtxkpi!eqorcpkgu!ykvj! tgxgpwgu!igpgtcnn{!dgvyggp!%31.%611OO " Eqtrqtcvg!Dcpmkpi<!Ugtxkpi!eqorcpkgu!)cpf! vjgkt!W/U/!dcugf!uwdukfkctkgu*!ykvj!tgxgpwgu! igpgtcnn{!qxgt!%611OO " Uocnn!Dwukpguu<!Ugtxkpi!eqorcpkgu!ykvj! tgxgpwgu!igpgtcnn{!wpfgt!%31OO D{!Nkpg!qh!Dwukpguu 5S28 4S28 5S27 Okffng!Octmgv Igpgtcn Gpgti{ Pcvkqpcn!Fgcngt!Ugtxkegu Gpvgtvckpogpv Vgej/!'!Nkhg!Uekgpegu Gpxktqpogpvcn!Ugtxkegu %25/7 1/7 1/4 1/2 6/8 1/3%25/6 1/8 1/5 1/2 6/6 1/2%26/2 2/2 1/4 1/3 7/1 1/2 Vqvcn!Okffng!Octmgv %32/6%32/4%33/9 Eqtrqtcvg!Dcpmkpi WU!Dcpmkpi Kpvgtpcvkqpcn 3/5 3/2 2/; 3/2%4/1 3/6 Oqtvicig!Dcpmgt!Hkpcpeg 1/7 1/9 1/9 Eqoogtekcn!Tgcn!Guvcvg 3/2 3/1 3/2 DWUKPGUU!DCPM %39/8%39/2%42/3 Uocnn!Dwukpguu 4/4 4/2 4/5 Tgvckn!Dcpmkpi 31/; 31/9 31/7 TGVCKN!DCPM %35/3%34/; %35/1 Rtkxcvg!Dcpmkpi 5/1 5/2 5/2 YGCNVJ!OCPCIGOGPV %5/3%5/2%5/2 Hkpcpeg0!Qvjgt3 1/6 1/5 1/5 VQVCN %68/7%67/6%6;/7

Cxgtcig!Fgrqukvu!d{!Dwukpguu!cpf!Octmgv %!kp!dknnkqpu!" Vqvcnu!ujqyp!cdqxg!oc{!pqv!hqqv!fwg!vq!tqwpfkpi " 2Qvjgt!Octmgvu!kpenwfgu!Hnqtkfc-!Ctk|qpc-!vjg!Kpvgtpcvkqpcn!Hkpcpeg! Fkxkukqp!cpf!dwukpguugu!vjcv!jcxg!c!ukipkhkecpv!rtgugpeg!qwvukfg!qh!vjg!vjtgg!rtkoct{!igqitcrjke!octmgvu/!" 3Hkpcpeg0!Qvjgt!kpenwfgu! kvgou!pqv!fktgevn{!cuuqekcvgf!ykvj!vjg!igqitcrjke!octmgvu!qt!vjg!vjtgg!oclqt!dwukpguu!ugiogpvu/ D{!Nkpg!qh!Dwukpguu 3128 3127 Okffng!Octmgv Igpgtcn Gpgti{ Pcvkqpcn!Fgcngt!Ugtxkegu Gpvgtvckpogpv Vgej/!'!Nkhg!Uekgpegu Gpxktqpogpvcn!Ugtxkegu %25/6 1/8 1/4 1/2 6/8 1/2%25/7 1/8 1/4 1/3 7/2 1/2 Vqvcn!Okffng!Octmgv %32/6%33/1 Eqtrqtcvg!Dcpmkpi WU!Dcpmkpi Kpvgtpcvkqpcn 3/3 3/3 3/8 3/4 Oqtvicig!Dcpmgt!Hkpcpeg 1/8 1/8 Eqoogtekcn!Tgcn!Guvcvg 3/2 2/; DWUKPGUU!DCPM %39/9%3;/8 Uocnn!Dwukpguu 4/3 4/3 Tgvckn!Dcpmkpi 31/9 31/4 TGVCKN!DCPM %35/1%34/6 Rtkxcvg!Dcpmkpi 4/9 5/2 YGCNVJ!OCPCIGOGPV %5/2%5/2 Hkpcpeg0!Qvjgt3 1/5 1/5 VQVCN %68/4%68/8 D{!Octmgv 3128 3127 Okejkicp %32/9%32/9 Ecnkhqtpkc 28/6 28/5 Vgzcu ;/7 21/3 Qvjgt!Octmgvu2 8/; 9/1 Hkpcpeg0!Qvjgt3 1/5 1/4 VQVCN %68/4%68/8 " Okffng!Octmgv<!Ugtxkpi!eqorcpkgu!ykvj! tgxgpwgu!igpgtcnn{!dgvyggp!%31.%611OO " Eqtrqtcvg!Dcpmkpi<!Ugtxkpi!eqorcpkgu!)cpf! vjgkt!W/U/!dcugf!uwdukfkctkgu*!ykvj!tgxgpwgu! igpgtcnn{!qxgt!%611OO " Uocnn!Dwukpguu<!Ugtxkpi!eqorcpkgu!ykvj! tgxgpwgu!igpgtcnn{!wpfgt!%31OO 32 33 Rtg.vcz!%!" Guvkocvgu!cpf!qwvnqqm!cu!qh!2027029 IGCT!Wr<!Itqyvj!kp!Ghhkekgpe{!Cpf!Tgxgpwg Jgnrkpi!ftkxg!tgxgpwg!itqyvj!'!gzrgpug!tgfwevkqpu Gzrgpug! Dgpghkvu Tgxgpwg! Dgpghkvu 3127! %!;4OO!!!!!!!!!!!%!;4OO 3128!!!!!%!56OO!!!!!!!!!!!%249OO 3129!!€%58.68OO!!!!€%296.2;6OO 3128! €%!41OO €%!41OO! 3127!!!!!€%!36OO,!!!!€%!36OO, 3128!!!!€%236OO!!!!!!!€%261OO!! 3129! €%!51OO €%!81OO 312; €%!31OO €%!;1OO 3129!!!€%!61OO!!!!!!!!€%311OO 312;! €%!26OO!!!!!!!€%326OO Tguvtwevwtkpi! Gzrgpugu Kpetgogpvcn!!!!!!!!Vqvcn Tgxgpwg!gpjcpegogpvu " Eqpvkpwg!vq!ftkxg!hwtvjgt!itqyvj!'!fggrgt! ewuvqogt!tgncvkqpujkru • Rtqfwev!gpjcpegogpvu • Vtckpkpi!'!pgy!cpcn{vkeu! • Ucngu!hqteg!rtqfwevkxkv{!vqqnu!tguwnv!kp! cffkvkqpcn!ecrcekv{ Gzrgpug!qrrqtvwpkvkgu " Tcvkqpcnk|g!'!oqfgtpk|g!KV!crrnkecvkqpu • Qrvkok|g!kphtcuvtwevwtg!rncvhqtou • Rtqeguu!cwvqocvkqp! • Okitcvg!egtvckp!crrnkecvkqpu!vq!enqwf " Qhhkeg!'!qrgtcvkqpcn!urceg!eqpuqnkfcvkqp!

€86 €236 €291 €286 €2;6 €351 Wr!211!dru Cffn/!%4D Fgrqukv Fgenkpg Cffn/!31& Kpetgcug!kp Dgvc Cffn/!%2D Fgrqukv Fgenkpg Uvcpfctf Oqfgn Cffn/!€4& Nqcp Itqyvj 34 Kpvgtguv!Tcvg!Ugpukvkxkv{ Tgockp!ygnn!rqukvkqpgf!hqt!tkukpi!tcvgu 23042028!" Hqt!ogvjqfqnqi{!ugg!vjg!Eqorcp{”u!Hqto!21.S-!cu!hkngf!ykvj!vjg!UGE/!Guvkocvgu!ctg!dcugf!qp!ukowncvkqp!oqfgnkpi!cpcn{uku/ Guvkocvgf!Pgv!Kpvgtguv!Kpeqog<! Cppwcn!)23!oqpvj*!Ugpukvkxkvkgu Dcugf!qp!Xctkqwu!Cuuworvkqpu Cffkvkqpcn!Uegpctkqu!ctg!Tgncvkxg!vq!5S28!Uvcpfctf!Oqfgn )%!kp!oknnkqpu* 1/2 Kpvgtguv!Tcvgu 311!dru!itcfwcn-! pqp.rctcnngn!tkug Nqcp!Dcncpegu Oqfguv!kpetgcug Fgrqukv Dcncpegu Oqfgtcvg!fgetgcug Fgrqukv!Rtkekpi!)Dgvc* Jkuvqtkecn!rtkeg!oqxgogpvu! ykvj!ujqtv.vgto!tcvgu Ugewtkvkgu!Rqtvhqnkq Jgnf!hncv!ykvj!rtgrc{ogpv! tgkpxguvogpv Nqcp!Urtgcfu Jgnf!cv!ewttgpv!ngxgnu ODU!Rtgrc{ogpvu Vjktf.rctv{!rtqlgevkqpu!cpf! jkuvqtkecn!gzrgtkgpeg Jgfikpi )Uycru* Pq cffkvkqpu! oqfgngf Uvcpfctf!Oqfgn!Cuuworvkqpu Qvjgt 34& Ecnkhqtpkc 56& Fcnncu 25& Jqwuvqp 9& Cwuvkp! 7& Qvjgt 5& Ownvkhcokn{ 57& Tgvckn 22& Eqoogtekcn 24& Qhhkeg ;& Ukping! Hcokn{ 9& Ownvk!wug 4& Ncpf!Ectt{ 5& Qvjgt 7& 35 Eqoogtekcn!Tgcn!Guvcvg!Nkpg!qh!Dwukpguu Nqpi!jkuvqt{!qh!yqtmkpi!ykvj!ygnn!guvcdnkujgf-!rtqxgp!fgxgnqrgtu 23042028!" 2Gzenwfgu!ETG!nkpg!qh!dwukpguu!nqcpu!pqv!ugewtgf!d{!tgcn!guvcvg!" 3Kpenwfgu!ETG!nkpg!qh!dwukpguu!nqcpu!pqv!ugewtgf!d{!tgcn! guvcvg " 4Etkvkek|gf!nqcpu!ctg!eqpukuvgpv!ykvj!tgiwncvqt{!fghkpgf!Urgekcn!Ogpvkqp-!Uwduvcpfctf!'!Fqwdvhwn!ecvgiqtkgu 6/4! 6/4! 6/3! 6/3! 6/2! 5S27 2S28 3S28 4S28 5S28 Rgtkqf.gpf!Nqcpu3 )%!kp!dknnkqpu* ETG!d{!Rtqrgtv{!V{rg2 )%!kp!oknnkqpu=!Rgtkqf.gpf* ETG!d{!Octmgv2 )%!kp!oknnkqpu=!Rgtkqf.gpf-!dcugf!qp!nqecvkqp!qh!rtqrgtv{* Vqvcn %5-571 Vgzcu! 43& Vqvcn %5-571 Pgv!Ejctig.qhhu!)Tgeqxgtkgu* )%!kp!oknnkqpu* )3* . )3* . . 5S27 2S28 3S28 4S28 5S28 Etkvkek|gf!Nqcpu4 )%!kp!oknnkqpu* 5;! 84! ;7! 231! 77! 1/;& 2/5& 2/;& 3/4& 2/4& 5S27 2S28 3S28 4S28 5S28 &!ETG!Etkvkek|gf

485 438 457 419 3;6 39; 379 369 34; 2;7 2-698 2-471 2-554 2-641 2-456 3-361 2-;66 3-158 3-188 2-947 5S27 2S28 3S28 4S28 5S28 Okfuvtgco Ugtxkegu Gzrnqtcvkqp!'!Rtqfwevkqp 5-496 5-262 5-286 5-1;6 4-913 61& 56& 58& 59& 58& 5S27 2S28 3S28 4S28 5S28 Vqvcn!Eqookvogpvu Wvknk|cvkqp!Tcvg Gpgti{!Nkpg!qh!Dwukpguu Etkvkek|gf!Nqcpu2 )%!kp!oknnkqpu* Gpgti{!Nkpg!qh!Dwukpguu!Nqcpu! )%!kp!oknnkqpu=!Rgtkqf.gpf* 439! 377! 336! 278! 219! 2-266 982 87; 738 619 5S27 2S28 3S28 4S28 5S28 PCNu 36 Gpgti{!Nkpg!qh!Dwukpguu Etgfkv!swcnkv{!eqpvkpwgu!vq!kortqxg=!dcncpegu!uvcdng 23042028!" 2Etkvkek|gf!nqcpu!ctg!eqpukuvgpv!ykvj!tgiwncvqt{!fghkpgf!Urgekcn!Ogpvkqp-!Uwduvcpfctf!'!Fqwdvhwn!ecvgiqtkgu! Okzgf 29& " Ockpvckp!itcpwnct!rqtvhqnkq<!€291!ewuvqogtu " Nqcpu!fgetgcugf!29&!ukpeg!23042027 " Hcnn!tgfgvgtokpcvkqpu!€;1&!eqorngvg! • Unkijv!kpetgcug!kp!dqttqykpi!dcugu " ;;&!qh!pqpceetwcn!nqcpu!ewttgpv!qp!kpvgtguv 2- 59 4 2- 61 8 2 -; ;7 3- 1; 5 2- 84 8 2- 92 6 2- 71 6 2- 21 ; 99 7 2- 42 ; 2- 6; 6 2- 4; 8 2- 4; ; 3- 19 ; 3- 24 7 2- 85 3 2- 78 5 3- 25 6 3- 65 5 3- 46 3 2- 56 1 2- 89 1 2- ;8 5 2- 97 2 311 411 511 611 711 811 911 ;11 2S 23 3S 23 4S 23 5S 23 2S 24 3S 24 4S 24 5S 24 2S 25 3S 25 4S 25 5S 25 2S 26 3S 26 4S 26 5S 26 2S 27 3S 27 4S 27 5S 27 2S 28 3S 28 4S 28 5S 28 Cevwcn!ODC!Oqtvicig!Qtkikpcvkqp!Xqnwogu 37 23042028!" 2Uqwteg<!Oqtvicig!Dcpmgtu!Cuuqekcvkqp!)ODC*!Oqtvicig!Hkpcpeg!Hqtgecuv!cu!qh!23031028=!5S28!cnuq!guvkocvgf!" 3%!kp!dknnkqpu! Cxgtcig!Nqcpu )%!kp!oknnkqpu* Oqtvicig!Dcpmgt!Hkpcpeg 61,!{gctu!gzrgtkgpeg!ykvj!tgrwvcvkqp!hqt!eqpukuvgpv-!tgnkcdng!crrtqcej ODC!Oqtvicig!Qtkikpcvkqpu!Hqtgecuv2 )%!kp!dknnkqpu* 2-3 " Rtqxkfg!yctgjqwug!hkpcpekpi<!dtkfig!htqo! tgukfgpvkcn!oqtvicig!qtkikpcvkqp!vq!ucng!vq!gpf! octmgv " Gzvgpukxg!dcemtqqo!rtqxkfgu!eqnncvgtcn!oqpkvqtkpi! cpf!ewuvqogt!ugtxkeg " Hqewu!qp!hwnn!dcpmkpi!tgncvkqpujkru " Itcpwnct!rqtvhqnkq!ykvj!211,!tgncvkqpujkru " Wpfgtn{kpi!oqtvicigu!ctg!v{rkecnn{!tgncvgf!vq!jqog! rwtejcugu!cu!qrrqugf!vq!tghkpcpegu Cu!qh!5S28<! • Eqogtkec<!8;&!rwtejcug! • Kpfwuvt{<!74&!rwtejcug2 " Uvtqpi!etgfkv!swcnkv{ • Pq!ejctig.qhhu!ukpeg!3121 526 455 561 561 481 5S28 2S29 3S29 4S29 5S29 Rwtejcug Tghkpcpeg

38 Pcvkqpcn!Fgcngt!Ugtxkegu 76,!{gctu!qh!hnqqt!rncp!ngpfkpi 23042028!" 2Qvjgt!kpenwfgu!qdnkicvkqpu!yjgtg!c!rtkoct{!htcpejkug!ku!kpfgvgtokpcdng!)tgpvcn!ect!cpf!ngcukpi!eqorcpkgu-!jgcx{!vtwem-! tgetgcvkqpcn!xgjkengu-!cpf!pqp.hnqqt!rncp!nqcpu* Vq{qvc0Ngzwu 27& Jqpfc0Cewtc 25& Hqtf ;& IO 9& Hkcv0Ejt{ungt 22& Ogtegfgu 4& Pkuucp0!Kphkpkvk 7&Qvjgt!Gwtqrgcp 22& Qvjgt!Cukcp 23& Qvjgt 21& Htcpejkug!Fkuvtkdwvkqp )Dcugf!qp!rgtkqf.gpf!nqcp!qwvuvcpfkpiu* Igqitcrjke!Fkurgtukqp Ecnkhqtpkc 73&!! Vgzcu!!!!!8& Okejkicp 31& Qvjgt! 22& Cxgtcig!Nqcpu )%!kp!dknnkqpu* " Vqr!vkgt!uvtcvgi{ " Hqewu!qp!•Ogic!Fgcngt–!)hkxg!qt!oqtg!fgcngtujkru! kp!itqwr* " Uvtqpi!etgfkv!swcnkv{ " Tqdwuv!oqpkvqtkpi!qh!eqorcp{!kpxgpvqt{!cpf! rgthqtocpeg 2/ ;! 3/ 4! 3/ 4! 3/ 6! 3/ 9! 4/ 2! 3/ ;! 4/ 3! 4/ 3! 4/ 6! 4/ 3! 4/ 5! 4/ 6! 4/ 7! 4/ 6! 4/ 8! 4/ 9! 5/ 1! 4/ 9! 5/ 1! 5/ 2! 5/ 4! 4/ ;! 5/ 2! 4/ 9! 5/ 4! 5/ 4! 5/ 7! 5/ ;! 6/ 2! 5/ ;! 6/ 4! 6/ 4! 6/ 8! 6/ 6! 6/ 8! 6/ ;! 7/ 1! 7/ 1! 7/ 3! 7/ 3! 7/ 6! 7/ 4! 7/ 7! 7/ 9! 8/ 2! 7/ ;! 8/ 2! 2S 23 3S 23 4S 23 5S 23 2S 24 3S 24 4S 24 5S 24 2S 25 3S 25 4S 25 5S 25 2S 26 3S 26 4S 26 5S 26 2S 27 3S 27 4S 27 5S 27 2S 28 3S 28 4S 28 5S 28 Hnqqt!Rncp Vqvcn! %8/5D 2 Ewuvqogt!Ugiogpv!Qxgtxkgy )dcugf!qp!rgtkqf.gpf!nqcpu* Gctn{!Uvcig €21& Itqyvj €31&Ncvg!Uvcig €21& Gswkv{!Hwpf! Ugtxkegu €66& Ngxgtcigf!Hkpcpeg €6& 39 Vgejpqnqi{!cpf!Nkhg!Uekgpegu 31,!{gctu!gzrgtkgpeg!rtqxkfgu!eqorgvkvkxg!cfxcpvcig Vgejpqnqi{!'!Nkhg!Uekgpegu!Cxi/!Nqcpu )%!kp!dknnkqpu* " Uvtqpi!tgncvkqpujkru!ykvj!vqr.vkgt!kpxguvqtu " Itcpwnct!rqtvhqnkq<!€921!ewuvqogtu!)kpenwfkpi! €341!ewuvqogtu!kp!Gswkv{!Hwpf!Ugtxkegu* " Ocpcig!eqpegpvtcvkqp!vq!pwogtqwu!xgtvkecnu!vq! gpuwtg!ykfgn{!fkxgtukhkgf!rqtvhqnkq " Enqugn{!oqpkvqt!ecuj!dcncpegu!cpf!ockpvckp! tqdwuv!dcemtqqo!qrgtcvkqp " 26!qhhkegu!vjtqwijqwv!WU!'!Ecpcfc " Tgegpv!itqyvj!ftkxgp!d{!Gswkv{!Hwpf!Ugtxkegu • Eqoogtekcn!dcpmkpi!ugtxkegu!hqt!xgpvwtg! ecrkvcn!'!rtkxcvg!gswkv{!hktou • Dtkfig!hkpcpekpi!hqt!ecrkvcn!ecnnu • Uvtqpi!etgfkv!rtqhkng Vqvcn! %4/3D 23042028 2/6 2/7 2/8 2/; 3/1 4/3 4/3 4/3 4/4 4/6 5S27 2S28 3S28 4S28 5S28 Gswkv{!Hwpf!Ugtxkegu

Ugpkqt!Wpugewtgf0Nqpi.Vgto!Kuuwgt!Tcvkpi Oqqf{”u U'R Hkvej DD'V C3 C. C, Ewnngp Htquv C4 C. .. O'V!Dcpm C4 C. C Eqogtkec C4 DDD, C DQM Hkpcpekcn!Eqtrqtcvkqp C4 DDD, C Jwpvkpivqp Dcc2 DDD C. Hkhvj Vjktf Dcc2 DDD, C. Mg{Eqtr Dcc2 DDD, C. UwpVtwuv Dcc2 DDD, C. Tgikqpu!Hkpcpekcn Dcc3 DDD, DDD, Hktuv!Jqtk|qp!Pcvkqpcn!Eqtr Dcc4 DDD. DDD. \kqpu!Dcpeqtrqtcvkqp Dcc4 DDD. .. W/U/!Dcpeqtr C2 C, CC Ygnnu!Hctiq!'!Eqorcp{ C3 C C, RPE!Hkpcpekcn!Ugtxkegu!Itqwr C4 C. C, LR!Oqticp C4 C. C, Dcpm!qh!Cogtkec C4 C. C 3; Jqnfkpi!Eqorcp{!Fgdv!Tcvkpi Cu!qh!2022029!" Uqwteg<!UPN!Hkpcpekcn!" Fgdv!Tcvkpiu!ctg!pqv!c!tgeqoogpfcvkqp!vq!dw{-!ugnn-!qt!jqnf!ugewtkvkgu R gg t! D cp mu Nc ti g! D cp mu )fqnnct!coqwpvu!kp!oknnkqpu-!gzegrv!rgt!ujctg!fcvc* 5S28 4S28 5S27 H[28 H[27 Cflwuvgf!Gctpkpiu!rgt!Eqooqp!Ujctg< Pgv!kpeqog!cxckncdng!vq!eqooqp!ujctgjqnfgtu %223! %335! %274! %849! %584! Tguvtwevwtkpi!ejctigu-!pgv!qh!vcz 9 5 24 3; 6; Fghgttgf!vcz!cflwuvogpv 218 ™ ™ 218 ™ Qpg.vkog!gornq{gg!dqpwu-!pgv!qh!vcz 4 ™ ™ 4 ™ Vcz!dgpghkvu!htqo!gornq{gg!uvqem!vtcpucevkqpu )5* )3* ™ )46* ™ Cflwuvgf!pgv!kpeqog!cxckncdng!vq!eqooqp!ujctgjqnfgtu %337! %337! %287! %953! %643! Fknwvgf!cxgtcig!eqooqp!ujctgu!)kp!oknnkqpu* 287 288 288 289 288 Tgrqtvgf!fknwvgf!gctpkpiu!rgt!eqooqp!ujctg %1/74! %2/37! %1/;3! %5/25! %3/79! Cflwuvgf!fknwvgf!gctpkpiu!rgt!eqooqp!ujctg 2/39 2/38 1/;; 5/84 4/13 Cflwuvgf!Pgv!Kpeqog-!TQC!cpf!TQG< Pgv!kpeqog! %223! %337! %275! %854! %588! Tguvtwevwtkpi!ejctigu-!pgv!qh!vcz 9 5 24 3; 6; Fghgttgf!vcz!cflwuvogpv 218 ™ ™ 218 ™ Qpg.vkog!gornq{gg!dqpwu-!pgv!qh!vcz 4 ™ ™ 4 ™ Vcz!dgpghkvu!htqo!gornq{gg!uvqem!vtcpucevkqpu )5* )3* ™ )46* ™ Cflwuvgf!pgv!kpeqog %337! %339! %288! %958! %647! Cxgtcig!cuugvu %82-4;9! %82-362! %85-237! %82-563! %82-854! Tgrqtvgf!TQC 1/73& 2/36& 1/99& 2/15& 1/78& Cflwuvgf!TQC 2/37 2/38 1/;6 2/2; 1/86 Cxgtcig!eqooqp!ujctgjqnfgt(u!gswkv{ %8-;98! %9-119! %8-845! %8-;63! %8-785! Tgrqtvgf!TQG 6/69& 22/28& 9/54& ;/45& 7/33& Cflwuvgf!TQG 22/35 22/39 ;/22 21/76 7/;; 41 Tgeqpeknkcvkqp!qh!Pqp.ICCR!Hkpcpekcn!Ogcuwtgu Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and performance trends. Comerica believes adjusted net income, earnings per share, ROA and ROE provide a greater understanding of ongoing operations and enhances comparability of results with prior periods. Adjusted net income, earnings per share, ROA and ROE remove the after tax effect of restructuring charges and one-time employee bonuses, the charge to adjust deferred taxes resulting from the Tax Cuts and Jobs Act and tax benefits from employee stock transactions from net income and net income available to common shareholders.